UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 9, 2003



                            NPS PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                    0-23272                  87-0439579
(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)          Identification No.)



      420 Chipeta Way, Salt Lake City, Utah                     84108
    (Address of Principal Executive Offices)                 (Zip Code)



       Registrant's telephone number, including area code: (801) 583-4939

Item 5. Other Events and Required FD Disclosure.

     On July 9, 2003, NPS Pharmaceuticals, Inc. (the "Company"), issued a press release announcing that the initial purchasers of $170 million principal amount of its 3% Convertible Notes due 2008 had elected to exercise their option to purchase an additional $22 million principal amount of such Notes. As a result, the final aggregate principal amount of the offering of the Notes is $192 million. These Notes are convertible into NPS Pharmaceuticals, Inc. common stock at a conversion price of approximately $36.59 per share (reflecting a 35% premium relative to the NASDAQ closing price for the Company's common stock of $27.10 on June 11, 2003). The placement of the additional Notes closed on July 11, 2003. A copy of the Company's press release issued on July 9, 2003 pursuant to Rule 135c of the Securities Act is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

     The securities described in this Form 8-K have not been registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration under, or an applicable exemption from, the registration requirements of the Securities Act and applicable state securities laws. This Form 8-K does not constitute an offer to sell these securities nor is it a solicitation of an offer to purchase these securities. The statements in this Form 8-K regarding future aspects relating to the offering and other statements which are not historical facts are forward-looking statements that involve risks and uncertainties, including, but not limited to, market and competitive conditions, that may cause actual future experience and results to differ materially from the statements made.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

             Exhibit   Description
             -------   -----------
             99.1      Press Release of NPS Pharmaceuticals, Inc. dated July 9,
                       2003, issued pursuant to Rule 135c of the Securities Act.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NPS PHARMACEUTICALS, INC.


Date:    July 14, 2003                    By:  /s/ Hunter Jackson
                                               ---------------------------------
                                               Hunter Jackson, Ph.D.
                                               Chief Executive Officer,
                                               President and Chairman
                                               of the Board

                                  EXHIBIT INDEX

         Exhibit                     Description
         -------                     -----------
           99.1       Press  Release  of NPS  Pharmaceuticals,  Inc.  dated
                      July 9, 2003, pursuant to Rule 135c of the Securities Act.